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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 18, 2000




                                KCS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                              22-2889587
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


   5555 San Felipe Road, Houston, TX                               77056
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(Address of principal executive offices)                         (Zip Code)


                                 (713) 877-8006
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)


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Item 3.  Bankruptcy or Receivership

         On January 19, 2000, KCS Energy, Inc. issued a press release that announced that on January 18, 2000 the Bankruptcy Court for the District of Delaware had signed an order granting KCS Energy, Inc. and its subsidiaries relief under Chapter 11 of the Bankruptcy Code. A copy of the press release is attached hereto as Exhibit 99.

         KCS Energy, Inc. and its subsidiaries continue to operate its businesses as debtors in possession under Chapter 11 of the Bankruptcy Code.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit 99
         Press release dated January 19, 2000.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KCS Energy, Inc.




         January 31, 2000                    /s/ Frederick Dwyer
                                             -----------------------------------
                                                 Frederick Dwyer
                                                 Vice President, Controller
                                                   and Secretary


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                                 EXHIBIT INDEX


         Exhibit              Description
         -------              -----------

           99    Press release dated January 19, 2000.